Exhibit 10.49

FCSTONE GROUP, INC.

Long-Term Incentive Plan

Progress Report

September 30, 2003

Riley, Dettmann & Kelsey, LLC

11900 Wayzata Boulevard – Suite 104

Minnetonka, MN 55305

EXECUTIVE SUMMARY

Objective

To address the Board’s concern regarding the disposition of the Plan in the event of a termination of the Plan prior to the conclusion of the Plan Life Cycle of five years.

Remedy

•	Provide specific wording in the Plan Document under Plan Termination to include the following:

“If the plan is terminated before the completion of the Plan Life Cycle (5 years), an award will be made immediately succeeding the plan termination. The award will be calculated on a pro-rated basis using the level of performance attained at the time of the termination and the time the plan was in effect.”

•	Include in the plan award schedules covering a plan termination after years 1, 2, 3, 4, and 5 (see Pages 2-6).

LONG-TERM INCENTIVE PLAN AWARD SCHEDULE YEAR 1

	Beginning Equity = $34,500,000		Total Payroll = $940,200

	1-Year End Class A Equity	Award Percentage of Base Salary	Total Award	% of Increase in Equity
11% ROE Threshold	$38,300,000	10.0%	$94,020	2.5%
	$38,368,000	11.2%	$105,302	2.7%
	$38,436,000	12.4%	$116,585	3.0%
	$38,504,000	13.6%	$127,867	3.2%
	$38,572,000	14.8%	$139,150	3.4%
	$38,640,000	16.0%	$150,432	3.6%
	$38,708,000	17.2%	$161,714	3.8%
	$38,776,000	18.4%	$172,997	4.0%
	$38,844,000	19.6%	$184,279	4.2%
	$38,912,000	20.8%	$195,562	4.4%
	$38,980,000	22.0%	$206,844	4.6%
	$39,048,000	23.2%	$218,126	4.8%
	$39,116,000	24.4%	$229,409	5.0%
	$39,184,000	25.6%	$240,691	5.1%
	$39,252,000	26.8%	$251,974	5.3%
	$39,320,000	28.0%	$263,256	5.5%
	$39,388,000	29.2%	$274,538	5.6%
	$39,456,0000	30.4%	$285,821	5.8%
	$39,524,000	31.6%	$297,103	5.9%
	$39,592,000	32.8%	$308,386	6.1%
	$39,660,000	34.0%	$319,668	6.2%
	$39,728,000	35.2%	$330,950	6.3%
	$39,796,000	36.4/ %	$342,233	6.5%
	$39,864,000	37.6%	$353,515	6.6%
	$39,932,000	38.8%	$364,798	6.7%
16% ROE Goal	$40,000,000	40.0%	$376,080	6.8%

LONG-TERM INCENTIVE PLAN AWARD SCHEDULE YEAR 2

	Beginning Equity = $34,500,000		Total Payroll = $940,200

	2-Year End Class A Equity	Award Percentage of Base Salary	Total Award	% of Increase in Equity
11% ROE Threshold	$42,500,000	20.0%	$188,040	2.4%
	$42,656,000	22.4%	$210,605	2.6%
	$42,812,000	24.8%	$233,170	2.8%
	$42,968,000	27.2%	$255,734	3.0%
	$43,124,000	29.6%	$278,299	3.2%
	$43,280,000	32.0%	$300,864	3.4%
	$43,436,000	34.4%	$323,429	3.6%
	$43,592,000	36.8%	$345,994	3.8%
	$43,748,000	39.2%	$368,558	4.0%
	$43,904,000	41.6%	$391,123	4.2%
	$44,060,000	44.0%	$413,688	4.3%
	$44,216,000	46.4%	$436,253	4.5%
	$44,372,000	48.8%	$458,818	4.6%
	$44,528,000	51.2%	$481,382	4.8%
	$44,684,000	53.6%	$503,947	4.9%
	$44,840,000	56.0%	$526,512	5.1%
	$44,996,000	58.4%	$549,077	5.2%
	$45,152,000	60.8%	$571,642	5.4%
	$45,308,000	63.2%	$594,206	5.5%
	$45,464,000	65.6%	$616,771	5.6%
	$45,620,000	68.0%	$639,336	5.7%
	$45,776,000	70.4%	$661,901	5.9%
	$45,932,000	72.8%	$684,466	6.0%
	$46,088,000	75.2%	$707,030	6.1%
	$46,244,000	77.6%	$729,595	6.2%
16% ROE Goal	$46,400,000	80.0%	$752,160	6.3%

LONG-TERM INCENTIVE PLAN AWARD SCHEDULE YEAR 3

	Beginning Equity = $34,500,000		Total Payroll = $940,200

	3-Year End Class A Equity	Award Percentage of Base Salary	Total Award	% of Increase in Equity
11% ROE Threshold	$47,200,000	30.0%	$282,060	2.2%
	$47,468,000	33.6%	$315.907	2.4%
	$47,736,000	37.2%	$349,754	2.6%
	$48,004,000	40.8%	$383,602	2.8%
	$48,272,000	44.4%	$417,449	3.0%
	$48,540,000	48.0%	$451,296	3.2%
	$48,808,000	51.6%	$485,143	3.4%
	$49,076,000	55.2%	$518,990	3.6%
	$49,344,000	58.8%	$552,838	3.7%
	$49,612,000	62.4%	$586,685	3.9%
	$49,880,000	66.0%	$620,532	4.0%
	$50,148,000	69.6%	$654,379	4.2%
	$50,416,000	73.2%	$688,226	4.3%
	$50,684,000	76.8%	$722,074	4.5%
	$50,952,000	80.4%	$755,921	4.6%
	$51,220,000	84.0%	$789,768	4.7%
	$51,488,000	87.6%	$823,615	4.8%
	$51,756,000	91.2%	$857,462	5.0%
	$52,024,000	94.8%	$891,310	5.1%
	$52,292,000	98.4%	$925,157	5.2%
	$52,560,000	102.0%	$959,004	5.3%
	$52,828,000	105.6%	$992,851	5.4%
	$53,096,000	109.2%	$1,026,698	5.5%
	$53,364,000	112.8%	$1,060,546	5.6%
	$53,632,000	116.4%	$1,094,393	5.7%
16% ROE Goal	$53,900,000	120.0%	$1,128,240	5.8%

LONG-TERM INCENTIVE PLAN AWARD SCHEDULE YEAR 4

	Beginning Equity = $34,500,000		Total Payroll = $940,200

	4-Year End Class A Equity	Award Percentage of Base Salary	Total Award	% of Increase in Equity
11% ROE Threshold	$52,400,000	40.0%	$376,080	2.1%
	$52,804,000	44.8%	$421,210	2.3%
	$53,208,000	49.6%	$466,339	2.5%
	$53,612,000	54.4%	$511,469	2.7%
	$54,016,000	59.2%	$556,598	2.9%
	$54,420,000	64.0%	$601,728	3.0%
	$54,824,000	68.8%	$646,858	3.2%
	$55,228,000	73.6%	$691,987	3.3%
	$55,632,000	78.4%	$737,117	3.5%
	$56,036,000	83.2%	$782,246	3.6%
	$56,440,000	88.0%	$827,376	3.8%
	$56,844,000	92.8%	$872,506	3.9%
	$57,248,000	97.6%	$917,635	4.0%
	$57,652,000	102.4%	$962,765	4.2%
	$58,056,000	107.2%	$1,007,894	4.3%
	$58,460,000	112.0%	$1,053,024	4.4%
	$58,864,000	116.8%	$1,098,154	4.5%
	$59,268,000	121.6%	$1,143,283	4.6%
	$59,672,000	126.4%	$1,188,413	4.7%
	$60,076,000	131.2%	$1,233,542	4.8%
	$60,480,000	136.0%	$1,278,672	4.9%
	$60,884,000	140.8%	$1,323,802	5.0%
	$61,288,000	145.6%	$1,368,931	5.1%
	$61,692,000	150.4%	$1,414,061	5.2%
	$62,096,000	155.2%	$1,459,190	5.3%
16% ROE Goal	$62,500,000	160.0%	$1,504,320	5.4%

LONG-TERM INCENTIVE PLAN AWARD SCHEDULE YEAR 5

	Beginning Equity = $34,500,000		Total Payroll = $940,200

	5-Year End Class A Equity	Award Percentage of Base Salary	Total Award	% of Increase in Equity
11% ROE Threshold	$58,200,000	50.0%	$470,100	2.0%
	$58,772,000	56.0%	$526,512	2.2%
	$59,344,000	62.0%	$582,924	2.3%
	$59,916,000	68.0%	$639,336	2.5%
	$60,488,000	74.0%	$695,748	2.7%
	$61,060,000	80.0%	$752,160	2.8%
	$61,632,000	86.0%	$808,572	3.0%
	$62,204,000	92.0%	$864,984	3.1%
	$62,776,000	98.0%	$921,396	3.3%
	$63,348,000	104.0%	$977,808	3.4%
	$63,920,000	110.0%	$1,034,220	3.5%
	$64,492,000	116.0%	$1,090,632	3.6%
	$65,064,000	122.0%	$1,147,044	3.8%
	$65,636,000	128.0%	$1,203,456	3.9%
	$66,208,000	134.0%	$1,259,868	4.0%
	$66,780,000	140.0%	$1,316,280	4.1%
	$67,352,000	146.0%	$1,372,692	4.2%
	$67,924,000	152.0%	$1,429,104	4.3%
	$68,496,000	158.0%	$1,485,516	4.4%
	$69,068,000	164.0%	$1541,928	4.5%
	$69,640,000	170.0%	$1,598,340	4.5%
	$70,212,000	176.0%	$1,654,752	4.6%
	$70,784,000	182.0%	$1,711,164	4.7%
	$71,356,000	188.0%	$1,767,576	4.8%
	$71,928,000	194.0%	$1,823,988	4.9%
16% ROE Goal	$72,500.00	200.0%	$1,880,400	4.9%

LONG-TERM INCENTIVE PLAN PLAN DESIGN

Participation

•	President

•	Chief Operating Officer

•	Chief Financial Officer

•	President – FGDI

•	Chief Operations Officer – Stone Division

Performance Measure

•	Increase in Class A Equity (plus common/preferred stock redemption) (after patronage distribution, tax and accrual for award)

Plan Life Cycle

•	5 years

•	New plan begins after 5 years

Base Salary

•	Participant’s base salary in effect at the beginning of the Plan Life Cycle

Target Award at Goal

•	200% of participant’s base salary

LONG-TERM INCENTIVE PLAN PLAN SCHEMATIC

Beginning Class A Equity - $34.5M

	5-Year Total Class A Equity	Award Percentage of Base Salary
Threshold	$58.2M	50%

Goal	$72.5M	200%

•	Threshold represents a compounded 11% ROE.

•	Total increase in equity $23.7M or 69% over beginning equity $34.5M

•	Goal represents a compounded 16% ROE.

•	Total increase in equity $38.0M or 110% over beginning equity $34.5M

•	Threshold must be attained to activate the plan and for participants to be eligible for awards.

•	Performance beyond Threshold will be interpolated along the award scale.

•	Awards at Goal represent 4.9% of the total increase in Class A Equity at Goal.

LONG-TERM INCENTIVE PLAN AWARD SCHEDULE PER PLAN PARTICIPANT

Position	Base Salary	Threshold Award (50%)	Goal Award (200%)
President/CEO	$320,000	$160,000	$640,000
Chief Operating Officer	$160,000	$80,000	$320,000
Executive Vice President/CFO	$135,200	$67,600	$270,400
President – FGDI	$175,000	$87,500	$350,000
Chief Operating Officer – Stone Division	$150,000	$75,000	$300,000

Totals	$940,200	$470,100	$1,880,400

LONG-TERM INCENTIVE PLAN PLAN ADMINISTRATION OUTLINE

1.	Purpose of the Plan

2.	Definition of the Plan Terms (i.e., “base salary” in effect at the start of the Plan Life Cycle)

3.	Plan Life Cycle (5 consecutive fiscal years)

4.	Effective Date – September 1, 2003

5.	Plan Administrator (Chairman of the Board)

6.	Plan Administration (follows plans guidelines, but free to interpret including issues where the plan is silent)

7.	Eligibility (to be determined by the Plan Administrator)

8.	Termination of Employment (either by executive or FCStone all rights are forfeited)

9.	Special Termination – If a Plan Participant terminates their employment or retires after three years with FCStone’s consent, the Plan Administrator will authorize a pro-rated award based on performance up to that event. The actual payment will be made after the conclusion of the Plan Life Cycle (5 years).

10.	Amendment/Termination of the Plan (at the Plan Administrator’s discretion)

11.	Employment (Plan is not a contract)

12.	Death, Disability or Retirement (pro-rated award)

13.	Legal Requirements (in accordance with Federal, state and local statutory requirements)

Note: Plan Administration will be complete in the final document, as was the case with the Short-Term Incentive plan.